EXHIBIT 99.1

                              EMPLOYMENT AGREEMENT

     This EMPLOYMENT AGREEMENT (this "Agreement") dated as of July 1, 2005, is by and between VERMONT PURE HOLDINGS, LTD., a Delaware corporation (the "Company"), CRYSTAL ROCK LLC, a Delaware limited liability company that is a wholly owned subsidiary of the Company (the "Operating Company"), and HENRY E. BAKER (the "Executive").

     The Company, the Operating Company and the Executive agree as follows:

1.   EMPLOYMENT.

     1.1 General. The Company shall employ the Executive (either directly or by employment with the Operating Company), and the Executive accepts employment, as Chairman Emeritus of the Company, upon the terms and conditions described herein. The Executive's employment hereunder will commence on the date first above written (the "Effective Date") and will continue for the Employment Term (as defined in Section 2.1 hereof) unless terminated sooner as herein provided. During the Employment Term, the Executive shall devote such business time, attention and skills as are reasonably required to the business and affairs of the Company, and will not undertake any commitments that would interfere with or impair his performance of his duties and responsibilities.

     1.2 Duties. The Executive shall at all times render his services at the direction of the Board of Directors (the "Board of Directors") and the Chief Executive Officer of the Company, and his principal obligation shall be to make himself available to consult with and advise the Company on matters within his areas of expertise for a period of 20 hours per calendar month. The Company may assign to the Executive such other executive and administrative duties for the Company or any affiliate of the Company as may be determined by the Board of Directors, consistent with the Executive's status as Chairman Emeritus. The Executive agrees to diligently use his best efforts to promote and further the reputation and good name of the Company and perform his services well and faithfully.

2.   TERM AND TERMINATION.

     2.1 Term. The term of employment by the Company of the Executive pursuant to this Agreement shall commence on the Effective Date and terminate at the close of normal business hours on the business day immediately preceding the third anniversary of the Effective Date (the "Employment Term"), subject to the provisions of Section 2.2.

     2.2 Early Termination. Notwithstanding anything to the contrary contained in this Agreement, the Executive's employment may be terminated prior to the end of the Employment Term only as set forth in this Section.

     2.2.1 Termination Upon Resignation or Death of Executive. The Executive's employment shall terminate upon the resignation or death of the Executive. In case of termination pursuant to this Section 2.2.1, the Company shall pay to the Executive (or, in case of his death, to his estate or his beneficiary designated in writing), the base salary earned by the Executive pursuant to Section 3, prorated through the date of resignation or death.

     2.2.2 Termination Upon Disability of Executive. The Executive's employment shall terminate by reason of the disability of the Executive. For this purpose, "disability" shall mean the Executive's inability, by reason of accident, illness or other physical or mental disability (determined in good faith by the Board of Directors with the advice of a qualified and independent physician), to perform satisfactorily the duties required by his employment hereunder for any consecutive period of 120 calendar days. In case of termination pursuant to this
Section 2.2.2, the Executive shall continue to receive his base salary prorated through the time of such termination, less any amount the Executive receives during such period from any Company-sponsored or Company-paid source of insurance, disability compensation or government program.

     2.2.3 Termination Upon Mutual Consent. The Executive's employment may be terminated by the mutual consent of the Company and the Executive on such terms as they may agree.

     2.2.4 Termination For Cause. The Executive's employment shall terminate immediately on notice to the Executive upon a good faith finding of the Board of Directors that the Executive has (i) willfully or repeatedly failed in any material respect to perform his duties in accordance with the provisions of this Agreement following 30 days' prior written notice to the Executive and failure of the Executive to cure such deficiency, (ii) committed a breach of any provision of Section 4 hereof, (iii) misappropriated assets or perpetrated fraud against the Company, (iv) been convicted of a crime which constitutes a felony, or (v) been engaged in the illegal use of controlled or habit forming substances. The preceding clauses (i)-(iv) shall constitute "Cause" for termination of the Executive hereunder. In the event of termination for Cause pursuant to this Section 2.2.4, the Company shall pay the Executive his base salary prorated through the date of termination.

     Notwithstanding any other provision of this Agreement, the Executive shall not be terminated for Cause unless and until the Executive has had an opportunity to appear before the Board of Directors to hear and respond to the allegations of Cause for his termination.

     2.2.5 Termination by Company Without Cause. The Company may terminate the Executive's employment at any time and for any reason, without Cause, upon written notice to the Executive.

     In the event of termination pursuant to this Section 2.2.5, the Company shall pay or provide to the Executive an amount equal to the product of (A) the Executive's annual base salary as of the termination date, multiplied by (B) a fraction, the numerator of which shall be the number of months remaining in the Employment Term ("Remaining Months"), and the denominator of which shall be 12, payable over the Remaining Months, in equal regular monthly installments payable on the first day of each month, less income taxes and other applicable withholdings.

     2.2.6 Termination By Executive for Good Reason. The Executive may terminate his employment at any time for Good Reason (as defined below) upon written notice to the Company. In the event the Executive terminates his employment hereunder for Good Reason, then such termination shall be treated as a termination by the Company without Cause pursuant to Section 2.2.5.

     For purposes of this Agreement, "Good Reason" shall mean any of the following occurring without the specific prior written consent of the Executive:
(i) requiring the Executive to be permanently based more than 50 miles from his present office location (excluding business-related travel to an extent reasonably consistent with past practice); (ii) assignment to the Executive of duties materially inconsistent with his position as Chairman Emeritus of the Company; or (iii) any material breach by the Company of its obligations hereunder, if such breach is not cured following 30 days' written notice from the Executive.

     2.2.7 Termination By Executive without Good Reason. The Executive may terminate his employment at any time without Good Reason upon 30 days' written notice to the Company.

     In the event the Executive terminates his employment hereunder without Good Reason, then the rights of the Executive to receive future compensation pursuant to Section 3 hereof, and all other rights of the Executive hereunder, will cease as of the date of such termination except as may be required by law.

     2.2.8 Termination in Connection with Change of Control. If the employment of the Executive terminates for any reason, including termination by the Executive, within 30 days following the occurrence of a "Change of Control" (as defined in this Section 2.2.8), then the Company shall pay or provide to the Executive an amount equal to the product of (A) the Executive's annual base salary as of the termination date, multiplied by (B) a fraction, the numerator of which shall be the lesser of 24 or the number of Remaining Months, and the denominator of which shall be 12, payable over the lesser of 24 months or the number of Remaining Months, in equal regular monthly installments, less income taxes and other applicable withholdings. A "Change of Control" shall mean a change in control of the Company (and not any person or entity that hereafter becomes a successor to all or substantially all of the business or assets of the Company by reason of a Change of Control) and shall be deemed to have taken place if: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the capital stock of the Company having more than 50% of the total number of votes that may be cast for the election of directors of the Company, (ii) there is a sale or other disposition (excluding mortgage or pledge) of all or substantially all of the assets of the Company, or (iii) there is a merger or other business combination of the Company with or into another corporation or entity pursuant to which the Company will not survive or will survive only as a subsidiary of another corporation or entity, in either case with the stockholders of the Company prior to the merger or other business combination holding less than 50% of the voting shares of the merged or combined companies or entities after such merger or other business combination. Notwithstanding the foregoing, the following shall not be deemed to be a Change of Control for purposes hereof: (i) any transaction in which either (x) the Executive, any "Stockholder" as defined in that certain Agreement and Plan of Merger and Contribution by and among the Company and the other parties listed therein, dated as of May 5, 2000 (the "Merger Agreement"), or any affiliate of any such Stockholder, is or becomes, either alone or as a member of a "group" as defined in this Section, or (y) the Stockholders, together with their affiliates and considered in the aggregate as a single entity, are or become, the beneficial owner or owners of shares of the capital stock of the Company having more than 50% of the total number of votes that may be cast for the election of directors of the Company, or (iii) any transaction described in SEC Rule 13e-3(a)(3)(i) in which the Executive participates as an "affiliate" of the Company within the meaning of that Rule, without regard to whether the test in Rule 13e-3(a)(3)(ii) would be satisfied in the transaction. The rights and obligations created by this Agreement with respect to a Change of Control shall apply only with respect to the first Change of Control after the date of execution of this Agreement, and not with respect to any subsequent transaction.

     2.2.9 No Other Termination Benefits. The Executive understands and agrees that the termination payments and benefits described in Section 2.2 constitute all of the payments and benefits to which he (or his estate or beneficiary) will be or become entitled to receive in case of termination of his employment, and that such payments and benefits are in lieu of any and all other payments and benefits of every kind or description to which he may be entitled, including, without limitation, the right to receive a bonus payment or any portion thereof. Any accrued but unpaid vacation compensation shall be payable upon termination of employment.

     2.2.10 No Duty to Mitigate; Termination of Benefits. The Executive shall not be required to mitigate the amount of any compensation payable to him pursuant to Section 2 hereof, whether by seeking other employment or otherwise, nor shall any compensation earned by the Executive during the period of continuance of any payments under Section 2 hereof reduce the amount of compensation payable under Section 2.

     2.2.11 Effect of the American Jobs Creation Act of 2004. The Executive understands and agrees that, pursuant to Section 409A of the Internal Revenue Code of 1986, as amended, as added to the Code by the American Jobs Creation Act of 2004, amounts that are or may become payable to the Executive upon termination of his employment hereunder are required to be suspended or delayed for six months in order to satisfy the requirements of Section 409A. Accordingly, any such payments shall be suspended and accrued for six months, whereupon they shall be paid to the Executive in a lump sum and regular monthly payments initiated or resumed.

     2.2.12 Release. In addition, the Executive understands and agrees that the Company's obligation to pay or provide the termination payments and benefits described herein is conditioned upon and subject to the execution and non-revocation by the Executive of a form of release of claims against the Company, the principal terms and conditions of which shall be as set forth in Exhibit A to this Agreement.

3. COMPENSATION. During the Employment Term, the Company shall pay, in full payment for all of the Executive's services rendered hereunder, the following compensation:

     3.1 Base Salary. The Company shall pay the Executive an annual base salary, less income taxes and other applicable withholdings, of $47,000 in accordance with the Company's standard payroll installments. The Board of Directors will review the annual base salary amount as soon as practicable after the end of each fiscal year of Company to consider whether or not it should be increased. Such determination shall be in the sole discretion of the Board of Directors using such criteria as they deem relevant, including, but not limited to, the performance of the Company and the Executive.

     3.2   [Reserved; Intentionally Left Blank.]

     3.3 Stock Options. The Executive shall be eligible to receive stock options from time to time, as determined by the Compensation Committee of the Board of the Directors of the Company.

     3.4 Vacation. The Executive shall be entitled to four (4) weeks of vacation in each 12-month period during the Employment Term, with carryover from year to year of unused vacation time. No more than two (2) weeks may be taken consecutively.

     3.5 Executive Benefit Plans. The Executive understands and agrees that he does not qualify for, and will not be eligible to participate in, the Company's group health, medical reimbursement, or life insurance plans. With regard to the Executive's prior coverage, the Company understands that the Executive has waived will waive continuation coverage under the so-called "COBRA" law, which provides the opportunity for a temporary extension of health benefits.

     3.6 Expense Allowance. The Company shall reimburse the Executive for all reasonable and necessary expenses incurred by him from time to time in the performance of his duties hereunder, against receipts therefor in accordance with the then effective policies and requirements of the Company.

     3.7 Automobile Allowance. The Company agrees to provide an allowance of up to $12,000 per year to reimburse the Executive for the actual cost of leasing and operating an automobile for use by the Executive during the Executive's employment with the Company.

     3.8 Election as a Director. Subject only to the fiduciary duties of its directors, the Company will use its best efforts to nominate and cause the Executive to be elected as a member of the Board of Directors during the Employment Term. If the Executive's employment is terminated for any reason, then such termination shall not in any way affect the Executive's right to be elected to the Board of Directors as set forth in the preceding sentence so long as the Executive and the Stockholders (as defined in the Merger Agreement) and/or their respective affiliates continue to hold in the aggregate at least 40% of the shares of outstanding capital stock of the Company.

4.   PROTECTION OF CONFIDENTIAL INFORMATION; NON-COMPETE

     4.1   Acknowledgements. The Executive acknowledges that:

     (a) The Executive has obtained and, during his employment by the Company, will obtain secret and confidential information concerning the business of the Company and its affiliates, including, without limitation, customer lists and sources of supply, their needs and requirements, the nature and extent of contracts with them, and related cost, price and sales information.

     (b) The Company and its affiliates will suffer substantial and irreparable damage which will be difficult to compute if, during the period of his employment with the Company or thereafter, the Executive should enter a competitive business or should divulge secret and confidential information relating to the business of the Company and its affiliates heretofore or hereafter acquired by him in the course of his employment with the Company.

     (c) The provisions of this Agreement are reasonable and necessary for the protection of the business of the Company and its affiliates.

     4.2 Confidentiality. The Executive agrees that he will not at any time, either during the Employment Term or thereafter, divulge to any person, firm or corporation any information obtained or learned by him during the course of his employment with the Company, with regard to the operational, financial, business or other affairs of the Company and its affiliates, and their respective officers and directors, including, without limitation, trade secrets, customer lists, sources of supply, pricing policies, operational methods or technical processes, except (i) in the course of performing his authorized duties hereunder, (ii) with the Company's express written consent; (iii) to the extent that any such information is lawfully in the public domain other than as a result of the Executive's breach of any of his obligations hereunder; or (iv) where required to be disclosed by court order, subpoena or other government process. In the event that the Executive shall be required to make any disclosure pursuant to the provisions of clause (iv) of the preceding sentence, the Executive promptly, but in no event more than 48 hours after learning of such subpoena, court order, or other government process, shall notify the Company, by personal delivery or by fax, confirmed by mail, to the Company and, if the Company so elects and at the Company's expense, the Executive shall: (a) take all reasonably necessary steps requested by the Company to defend against the enforcement of such subpoena, court order or other government process, and
(b) permit the Company to intervene and participate with counsel of its choice in any proceeding relating to the enforcement thereof.

     4.3 Return of Property. Upon termination of his employment with the Company, or at any time the Company may so request, the Executive will promptly deliver to Company all memoranda, notes, records, reports, manuals, drawings, blueprints and other documents (and all copies thereof) relating to the business of the Company and its affiliates and all property associated therewith, which he may then possess or have under this control.

     4.4 Non-Competition. During the Employment Term and for a period equal to the time during which Executive receives severance payments for benefits pursuant to Section 2 of this Agreement (or the time during which such severance payments are accruing but suspended as provided in Section 2.2.11) or for a period of 12 months in the event the Executive is terminated without entitlement to severance benefits herein, the Executive shall not, without the prior written permission of the Company, in the United States, its territories and possessions, directly or indirectly, (i) enter into the employ of or render any services to any person, firm or corporation engaged in any Competitive Business (as defined below); (ii) engage in any Competitive Business for his own account;
(iii) become associated with or interested in any Competitive Business as an individual, partner, shareholder, creditor, director, officer, principal, agent, employee, trustee, consultant, advisor or in any other relationship or capacity;
(iv) employ or retain, or have or cause any other person or entity to employ or retain, any person who was employed or retained by the Company or its affiliates while the Executive was employed by the Company; or (v) solicit, interfere with, or endeavor to entice away from the Company or its affiliates any of their customers or sources of supply. However, nothing in this Agreement shall preclude the Executive from investing his personal assets in the securities of any Competitive Business if such securities are traded on a national stock exchange or in the over-the-counter market and if such investment does not result in his beneficially owning, at any time, more than 4.9% of the publicly-traded equity securities of such competitor. "Competitive Business" shall mean any business or enterprise which (a) designs, sells, manufactures, markets and/or distributes spring or purified water products or still spring or purified water beverages, or (b) engages in any other business in which Company or its affiliates is involved at any time during the 12-month period immediately prior to the termination of the Executive's employment.

     4.5 Enforcement. If the Executive commits a breach, or threatens to commit a breach, of any of the provisions of Section 4, the Company shall have the right and remedy to have the provisions of this Agreement specifically enforced by any court having jurisdiction over the matter, it being acknowledged and agreed by the Executive that the services being rendered hereunder to the Company are of a special, unique and extraordinary character and that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company. Such right and remedy shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or equity.-

     4.6 Blue Penciling. If any provision of Section 4 is held to be unenforceable because of the scope, duration or area of its applicability, the tribunal making such determination shall have the power to modify such scope, duration or area, or all of them, and such provision or provisions shall then be applicable in such modified form.

5. REPRESENTATIONS OF EXECUTIVE. The Executive represents and warrants to the Company that the Executive is not a party to or bound by any agreement, understanding or restriction that would or may be breached by the Executive's execution and full performance of this Agreement. The Executive expressly undertakes and agrees that none of his acts or duties hereunder that will violate any obligations he may have to any prior employer (or will impose on the Company any liability to any prior employer) and that he has complied with all requirements of notice applicable to the termination of any prior employment before he commenced his employment with the Company. The Executive further represents and warrants that he has delivered to the Company complete copies of all employment agreements, understanding and restrictions to which he has been subject at any time during the last five years.

6.   CONSTRUCTION OF THIS AGREEMENT.

     6.1 Choice of Law. This Agreement is to be construed pursuant to the laws of the State of Delaware, without regard to the laws affecting choice of law.

     6.2 Invalid Agreement Provisions. Should any provision of this Agreement become legally unenforceable, no other provision of this Agreement shall be affected, and this Agreement shall continue as if the Agreement had been executed absent the unenforceable provision.

     6.3 No Other Agreements. This Agreement represents the full agreement between the Company and the Executive with respect to the subject matter hereof and the Company and the Executive have made no agreements, representations or warranties relating to the subject matter of this Agreement that are not set forth herein. This Agreement supersedes any and all other agreements, oral or written, that may define the employment relationship between the Executive and the Company. Nothing in this Agreement confers any rights or remedies on any person or entity or than the parties hereto.

     6.4 Notices. All notices provided for in this Agreement shall be in writing and shall be deemed to be given when delivered personally to the party to receive the same, when transmitted by electronic means or when mailed first class, postage prepaid by certified mail, return receipt requested, addressed to the party to receive the same at the applicable addresses set forth below or such other address as the party to receive the same shall have specified by written notice give in the manner provided for in this Section. All notices shall be deemed to have been given as of the date of personal delivery, transmittal or mailing thereof.

     If to the Executive: Mr. Henry E. Baker, c/o Crystal Rock Spring Water Company, 1050 Buckingham Street, Watertown, Connecticut 06795, with a copy to:
Ross S. Rapaport, Esquire, Pepe & Hazard LLP, 30 Jelliff Lane, Southport, Connecticut 06490.

     If to the Company: Vermont Pure Holdings, Ltd., 45 Krupp Drive, P.O. Box 536, Williston, Vermont 05495, Attention: Chairman of the Board, with a copy to:

Dean Hanley, Esquire, Foley Hoag LLP, 155 Seaport Boulevard, Boston, Massachusetts 02210.

     6.5 Assignment. This Agreement shall be binding upon and inure to the benefit of the Company's successors and assigns.

     6.6 Disputes and Controversies. The parties hereto agree that in case of any dispute, controversy or claim arising out of or relating to this Agreement, other than pursuant to Sections 4 and 6 hereof, the dispute, controversy or claim shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The place of the arbitration shall be Boston, Massachusetts. Any arbitration award shall be based upon and accompanied by a written opinion containing findings of fact and conclusions of law. The determination of the arbitrator(s) shall be conclusive and binding on the parties hereto, and any judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction.

     6.7 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all of which together will constitute one and the same agreement. In pleading or proving this Agreement, it will not be necessary to produce or account for more than one such counterpart.

     6.8 Waivers; Amendments. No waiver of any breach or default hereunder will be valid unless in a writing signed by the waiving party. No failure or other delay by any party exercising any right, power, or privilege hereunder will be or operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. No amendment or modification of this Agreement will be valid or binding unless in a writing signed by the Executive, the Company and the Operating Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first written above.

COMPANY:

VERMONT PURE HOLDINGS, LTD.


By:  /s/ David R. Preston
   ----------------------
     Name: David R. Preston
     Title: Chairman of the Board

OPERATING COMPANY:
CRYSTAL ROCK LLC


By:  /s/ Timothy G. Fallon
   -----------------------
     Name: Timothy Fallon
     Title: Chief Executive Officer

EXECUTIVE:


     /s/ Henry E. Baker
   --------------------
     Henry E. Baker

                                    EXHIBIT A

                                Terms of Release


     As a condition to the Company's obligation to pay or provide termination payments or benefits, the Executive irrevocably and unconditionally releases, acquits and forever discharges the Company, its affiliated and related corporations and entities, and each of their predecessors and successors, and each of their agents, directors, officers, trustees, attorneys, present and former employees, representatives, and related entities (collectively referred to as the "Released Entities") from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, damages and expenses (including attorneys' fees and costs actually incurred) arising out of or in connection with his employment with or termination from the Company, which the Executive now has, owns or holds, or claims to have, own or hold, or which at any time heretofore, had owned or held, or claimed to have owned or held, or which the Executive at any time hereafter may have, own or hold, or claim to have owned or held against the Released Entities, based upon, arising out of or in connection with his employment with or termination from the Company up to the date of this Release, including but not limited to, claims or rights under any federal, state, or local statutory and/or common law in any way regulating or affecting the employment relationship, including but not limited to Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act and any other federal, state, local statutory and/or common law regulating or affecting the employment relationship. The Executive acknowledges and understands that the termination payment or benefits to be provided to the Executive constitute a full, fair and complete payment for the release and waiver of all of the Executive's possible claims arising out of or in connection with his employment with or termination from the Company.

     The Executive acknowledges that he has been provided at least twenty-one
(21) days to consider whether to sign this Release, that he has been advised to consult with an attorney of his choosing concerning this Release, and that he has executed and delivered this Release and waived any claims knowingly and willingly. The Executive may revoke this Release within seven (7) days after it is signed, and it shall not become effective or enforceable until such seven (7) day revocation period has expired.